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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISISON
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2006


                          CONTINAN COMMUNICATIONS, INC

                                     Nevada
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


            000-49648                                    73-1554122
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     (Commission File Number)                  (IRS Employer Identification No.)

11601 Wilshire, Suite 2030, Los Angeles, CA                90025
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(Address or Principal executive offices)                 (Zip Code)

                                 (310) 439-3119
                                 --------------
              (Registrant's telephone number, including Area Code)

                                  Texxon, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

(1) - (2) Pursuant to the actions described in the definitive Schedule 14C Information Statement of Texxon, Inc. (presently known as Continan Communications, Inc. and hereinafter the "Company") as filed with the Securities and Exchange Commission on November 9, 2006:

On November 22, 2006, Texxon, Inc., an Oklahoma corporation, for the sole purpose of redomestication in Nevada, filed Articles of Merger with the Secretaries of State of the States of Oklahoma and Nevada pursuant to which Texxon, Inc., an Oklahoma corporation was merged with and into Texxon, Inc., a Nevada corporation, with the Nevada corporation remaining as the surviving entity. Immediately following the merger Texxon, Inc. changed its name to Continan Communications, Inc. and also amended its articles of incorporation as follows:

(1) The number of shares of common stock the Company is authorized to issue was increased from 45,000,000 to 100,000,000;

(2) The number of shares of preferred stock the Company is authorized to issue was increased from 5,000,000 to 10,000,000;

(3) The Company added a provision to permit the Board of Directors from time to time to authorize a reverse stock split of the issued and outstanding shares of its stock without a corresponding reduction of the authorized stock of the same class and without requiring approval of the Company's stockholders under Nevada law. Prior to the amendment there was no comparable provision in the articles of incorporation.

A copy of the amendment to the Articles of Incorporation is attached to this Form 8-K.

8.01  OTHER EVENTS.

On December 1, 2006 the Company implemented a 1 for 20 reverse stock split of all its issued and outstanding shares of common stock. At the date of the reverse stock split of the common stock, the Company had 44,772,159 shares of its common stock issued and outstanding. After the reverse stock split there were 2,238,608 shares of common stock issued and outstanding. At the date of the reverse stock split the Company had 3,000,000 shares of its Teleplus Acquisition Series 2006 Convertible Preferred Stock ("Series 2006 Preferred Stock") issued and outstanding. Pursuant to consent of all of the holders of the Company's shares of Series 2006 Preferred Stock issued and outstanding, all of said shares of Preferred Stock were then converted into 20,250,000 of post-reverse stock split shares of the Company's common stock, rather than 81,000,000 shares as previously reported, such that there are currently issued and outstanding a total of 22,488,608 share of the Company's common stock and no shares of Series 2006 Preferred Stock. As a further consequence of the name change and the reverse stock split, the Company received a new CUSIP number and NASDAQ assigned the Company a new trading symbol on the over the counter bulletin board. The new trading symbol is CNTN.

9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.  Not applicable
(b) Pro forma financial information.  Not applicable.
(c) Shell company transactions.  Not applicable.
(d) Exhibits.

       99.1 Articles of Merger between Texxon, Inc., an Oklahoma corporation and Texxon, Inc., a Nevada corporation.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEXXON, INC.
Dated: December 7, 2006

                                    By: /S/ CLAUDE BUCHERT
                                        ----------------------------------------
                                        Claude Buchert, CEO and President